QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 15, 2002
Date of report (Date of earliest event reported)

Valentis, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-22987 (Commission File Number)	94-3156660 (IRS Employer Identification No.)

863A Mitten Road, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 697-1900
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On January 15, 2002, Valentis, Inc. (the "Company") announced plans for corporate restructuring. A copy of the Company's press release regarding this announcement is set forth in Exhibit 99.1 attached hereto and incorporated by reference.

Item 7. Exhibits.

99.1	Text of Press Release, dated January 15, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2002
VALENTIS, INC.
	By:	/s/ BENNET L. WEINTRAUB Bennet L. Weintraub Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Text of Press Release, dated January 15, 2002.

QuickLinks

SIGNATURE
EXHIBIT INDEX